FIRST QUARTER JULY 31, 2015

Safe Harbor Statements Forward Looking Statements This presentation contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from future results expressed or implied by those statements. Casey’s disclaims any intention or obligation to update or revise forward-looking statements, whether as result of new information, future events or otherwise. Use of Non-GAAP Measures We define EBITDA as net income before net interest expense, depreciation and amortization, and income taxes. EBITDA is not presented in accordance with accounting principles generally accepted in the United States (“GAAP”). We believe EBITDA is useful to investors in evaluating our operating performance because securities analysts and other interested parties use such calculations as a measure of financial performance and debt service capabilities, and it is regularly used by management for internal purposes including our capital budgeting process, evaluating acquisition targets, and assessing store performance. EBITDA is a not recognized term under GAAP and should not be considered as a substitute for net income, cash flows from operating activities or other income or cash flow statement data. EBITDA has limitations as an analytical tool, and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. We strongly encourage investors to review our financial statements and publicly filed reports in their entirety and not to rely on any single financial measure. Because non-GAAP financial measures are not standardized, EBITDA, as defined by us, may not be comparable to similarly titled measures reported by other companies. It therefore may not be possible to compare our use of this non-GAAP financial measure with those used by other companies. Unless otherwise noted specifically, all YTD 2016 and comparative YTD 2015 information in this presentation is as of the close of fiscal Q1 July 31, 2015 and fiscal Q1 July 31, 2014, respectively.

Stock Information  NASDAQ: CASY  Common Shares: 39 million  Market Cap: $4.3 billion  Avg Daily Volume: 418,000 shares Investor Relations Contact: Bill Walljasper, CFO (515) 965-6505 bwalljasper@caseys.com

Casey’s Territory Focus on the small-town customer 42 21 135 13 425 84 507 128 149 9 30 327 9 8

Stores by Population 57% 14% 11% 18% < 5,000 5,000 - 10,000 10,000 - 20,000 > 20,000

Unique Distribution Infrastructure Terre Haute, IN (To open February, 2016) Ankeny, IA

Retail Sales Fiscal 2015 Fuel, 66% Grocery & Other Merchandise, 23% Prepared Food & Fountain, 10% Other, 1% $7.77 billion Fuel, 24% Grocery & Other Merchandise, 41% Prepared Food & Fountain, 32% Other, 3% $1.44 billion Revenue Gross Profit

Unit Growth 1,531 1,637 1,699 1,749 1,808 1,878 1,887 2010 2011 2012 2013 2014 2015 YTD 2016 Total Stores Fiscal Year New Builds Acquired Stores 2010 18 37 2011 20 89 2012 30 35 2013 31 26 2014 44 28 2015 45 36 YTD 2016 8 1

24-Hour Operation 906 Stores Operate 24-Hours The first 12 full calendar months following the conversion to 24-hour operations, stores on average have experienced the following increases: • 20% to 30% in Prepared Food & Fountain sales • 10% to 20% in Grocery & Other Merchandise sales • 5% to 15% in Customer Count

Major Remodels 258 Major Remodels Completed The first 12 full calendar months following a major remodel, stores on average have experienced the following increases: • 25% to 35% in Prepared Food & Fountain sales • 5% to 15% in Grocery & Other Merchandise sales • 5% to 15% in Customer Count

Pizza Delivery 337 Stores Deliver Pizza The first 12 full calendar months following the addition of pizza delivery services, stores on average have experienced the following increases: • 30% to 40% in Pizza sales • 20% to 30% in Prepared Food & Fountain sales

Online Ordering All Stores by End of Calendar Year • Comprehensive advertising campaign planned for calendar year 2016 • Includes a mobile App • Another avenue to reach a new customer • Opportunities for add-on sales, including breadsticks, buffalo wings, additional pizza toppings, 2-liter pop

New Store Interior

Expanded Coffee & Fountain Bar

Made-to-Order Sub Sandwiches

Made-From-Scratch Pizza

Prepared Food & Fountain $366 $415 $500 $565 $659 $781 $195 $223 2010 2011 2012 2013 2014 2015 YTD 2015 YTD 2016 Revenue (in Millions) Gross Profit Margin 63.8% 62.2% 60.7% 61.8% 61.1% 59.7% 59.9% 62.5% 2010 2011 2012 2013 2014 2015 YTD 2015 YTD 2016 FY 2016 Goal: 60.8% +15%

Prepared Food & Fountain $234 $258 $303 $349 $403 $466 $117 $140 2010 2011 2012 2013 2014 2015 YTD 2015 YTD 2016 +20% Gross Profit Dollars (in Millions)

Grocery & Other Merchandise $1,074 $1,196 $1,365 $1,419 $1,583 $1,795 $479 $527 2010 2011 2012 2013 2014 2015 YTD 2015 YTD 2016 +10% Revenue (in Millions) Gross Profit Margin 33.6% 32.2% 32.5% 32.6% 32.1% 32.1% 32.5% 32.6% 2010 2011 2012 2013 2014 2015 YTD 2015 YTD 2016 FY 2016 Goal: 32.1%

Grocery & Other Merchandise Gross Profit Dollars (in Millions) $360 $385 $443 $463 $508 $576 $156 $172 2010 2011 2012 2013 2014 2015 YTD 2015 YTD 2016 +10%

Fuel 1,283 1,394 1,476 1,535 1,666 1,817 464 501 2010 2011 2012 2013 2014 2015 YTD 2015 YTD 2016 + 8% Fuel Gallons Sold (in Millions) Gross Profit Margin (Cents Per Gallons) $0.139 $0.152 $0.151 $0.144 $0.161 $0.193 $0.189 $0.175 2010 2011 2012 2013 2014 2015 YTD 2015 YTD 2016 FY 2016 Goal: $0.167

Fuel Gross Profit Dollars (in Millions) $178 $212 $223 $221 $268 $351 $88 $88 2010 2011 2012 2013 2014 2015 YTD 2015 YTD 2016 UNCH

Renewable Fuel Credits Fiscal Year Quantity of RINs Sold (in thousands) Avg $ per RIN Sold $ of RINs Sold (in thousands) Fuel Margin Impact (cents per gallon) 2010 29,963 $0.07 $2,053 $0.002 2011 42,049 $0.03 $1,193 $0.001 2012 42,960 $0.03 $1,106 $0.001 2013 44,919 $0.14 $6,110 $0.004 2014 48,669 $0.61 $29,639 $0.018 2015 53,431 $0.56 $30,078 $0.017 YTD 2016 15,654 $0.51 $7,940 $0.016

Same Store Sales Fiscal Year Fuel Gallons Grocery & Other Merchandise Prepared Food & Fountain 2010 -0.1% 3.3% 4.2% 2011 1.6% 4.6% 7.7% 2012 -1.5% 6.7% 14.3% 2013 0.1% 0.8% 8.6% 2014 3.1% 7.4% 11.8% 2015 2.6% 7.8% 12.4% YTD 2016 3.4% 7.0% 10.3% 2016 Goal 2.0% 6.2% 10.4%

Financial Performance $4,637 $5,635 $6,988 $7,251 $7,840 $7,767 $2,291 $2,049 2010 2011 2012 2013 2014 2015 YTD 2015 YTD 2016 -11% Total Revenue (in Millions) EBITDA (in Millions) $266 $262 $312 $311 $365 $479 $127 $148 2010 2011 2012 2013 2014 2015 YTD 2015 YTD 2016 +17%

Financial Performance $117 $95 $115 $104 $127 $181 $50 $62 2010 2011 2012 2013 2014 2015 YTD 2015 YTD 2016 +23% Net Income (in Millions) Diluted Earnings Per Share $2.29 $2.22 $2.99 $2.69 $3.26 $4.62 $1.28 $1.57 2010 2011 2012 2013 2014 2015 YTD 2015 YTD 2016 +23%

Dividends per Share $0.34 $0.505 $0.60 $0.66 $0.72 $0.80 2010 2011 2012 2013 2014 2015 10 Consecutive Annual Dividend Increases

Cash Flow (in Thousands) Fiscal Year Operating Cash Flow Capital Expenditures Long-Term Debt Payments Dividend Payments 2010 $214,068 $174,921 $19,231 $17,308 2011 $261,443 $328,140 $69,172 $20,467 2012 $294,879 $280,318 $1,372 $22,849 2013 $286,328 $334,828 $10,757 $24,685 2014 $314,160 $340,217 $15,865 $27,095 2015 $341,682 $401,891 $553 $30,175 YTD 2016 $101,796 $100,141 $98 $7,726